Vanguard Admiral Funds®

Supplement to the Statement of Additional Information

Statement of Additional Information Text Changes

In the Investment Advisory Services section, the text under “1. Other Accounts Managed” is revised to indicate that Michael A. Johnson manages Vanguard S&P 500 Value Index and S&P 500 Growth Index Funds; Christine D. Franquin manages Vanguard S&P Mid-Cap 400 Index, S&P Mid-Cap 400 Value Index, and S&P Mid-Cap 400 Growth Index Funds; and Andrew H. Maack manages Vanguard S&P Small-Cap 600 Index, S&P Small-Cap 600 Value Index, and S&P Small-Cap 600 Growth Index Funds.

As of January 31, 2013, Mr. Johnson managed six other registered investment companies with total assets of $5.6 billion (advisory fees not based on account performance).

As of January 31, 2013, Ms. Franquin managed four other registered investment companies with total assets of $62 billion, three other pooled investment vehicles with total assets of $14.8 billion, and four other accounts with total assets of $6.5 billion (advisory fees not based on account performance).

As of January 31, 2013, Mr. Maack managed three other registered investment companies with total assets of $680 million, managed five other pooled investment vehicles with total assets of $11.4 billion, and co-managed one other pooled investment vehicle with total assets of $647 million (advisory fees not based on account performance).

As of January 31, 2013, the named portfolio managers did not own any shares of the above-named Funds that they manage.

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